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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2005


                           LONG ISLAND FINANCIAL CORP.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                         0-29826               11-3453684
-------------------------------   ------------------------    ----------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

           1601 VETERANS HIGHWAY, SUITE 120, ISLANDIA, NEW YORK   11749
          ---------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On September 28, 2005, the Board of Directors of Long Island Financial Corp. (the "Company") set November 16, 2005, as the date of the Special Meeting of Shareholders to vote on the Company's pending merger with New York Community Bancorp, Inc. The record date for the meeting is the close of business on September 30, 2005. For further information, see the Company's press release dated September 28, 2005, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information:  Not applicable

       (c)    Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated September 28, 2005






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONG ISLAND FINANCIAL CORP.


                                         By: /s/ Douglas C. Manditch
                                             -----------------------------------
                                             Douglas C. Manditch
                                             President & Chief Executive Officer

Dated: September 28, 2005